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                                                                   Exhibit 10.97

                                   P-COM, INC.
                         3175 South Winchester Boulevard
                           Campbell, California 95008

                                 April   , 2002
                                       --

To the Beneficial Holders of the Notes
Listed on the Signature Pages hereof

              Letter of Intent regarding Proposed Restructuring of
          4 1/4% Convertible Subordinated Notes due 2002 (the "Notes")

Ladies and Gentlemen:

     This letter, upon execution and delivery of counterparts thereof to P-Com, Inc. (the "Company"), shall constitute and confirm an agreement between the Company and each beneficial holder (each an "Undersigned Holder") of Notes (in the aggregate principal amount indicated in the signature block of such Undersigned Holder below) delivering such a counterpart regarding the restructuring of the Notes as further described below (the "Restructuring").

          Section 1. The Restructuring. The terms of the Restructuring shall be as set forth in the Annex hereto.

          Section 2. Closing Date. The closing date of the Restructuring shall occur on November 1, 2002, subject to due satisfaction or waiver of the closing conditions to consummation of the Restructuring provided for in the definitive documentation for the Restructuring.

          Section 3. Agreement to Accept Restructuring. Intending to be bound hereby, the Company and each Undersigned Holder, in respect of the full aggregate principal amount of Notes beneficially held by such Undersigned Holder and listed in the signature block of such Undersigned Holder's counterpart hereto, agree to accept and consummate the Restructuring on the terms and subject to the conditions thereof described in this Letter of Intent (including the Annex hereto) and each Undersigned Holder agrees to effect such delivery of the Notes beneficially held by it in such principal amount, and the parties hereto agree otherwise to execute and deliver such documentation, as is contemplated in this Letter of Intent to consummate the Restructuring on such terms and subject to such conditions. Notwithstanding the foregoing, in the event that P-Com should enter into an agreement with any holder of a beneficial interest in the Notes providing for issuance of restructured notes in a restructuring of the Notes so beneficially held by such holder on terms ("Alternative Restructuring Terms") more favorable to such holder than are the terms of the Restructuring provided for herein to the Undersigned Holders, any Undersigned Holder may, at such Undersigned Holder's election upon such Undersigned Holders agreement to be bound by such Alternative Terms, be released from its obligation to consummate the Restructuring provided for herein.

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          Section 4. Fees and Expenses. Each of the Company and the Undersigned
Holder shall be responsible for its own costs and expenses incurred in connection with the Restructuring, whether or not the Restructuring is consummated.

          Section 5. Effectiveness, Termination of Letter of Intent. The agreements contained herein shall become effective only on such date on which counterparts of this Letter of Intent shall have been executed and delivered by the Company and beneficial holders of Notes whose counterpart signature blocks hereto list principal amounts of Notes that aggregate to an amount of at least $11,000,000. This Letter of Intent shall be of no force or effect unless and until such counterparts are so executed and delivered. Except for the provisions of Section 4 hereof, this Letter of Intent will be superceded, and will be of no further force or effect, upon the consummation of the Restructuring on the Closing Date or if such consummation has not occurred on or before November 1, 2002, on November 1, 2002.

          Section 6. Governing Law, Amendments, Etc. This Letter of Intent shall in all respects be governed by and construed in accordance with the laws of the State of New York. This Letter of Intent may only be amended by a written instrument signed by authorized representatives of each of the parties hereto. This Letter of Intent may be executed by the parties hereto in counterparts and by facsimile transmission, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same instrument.

          Section 7. Entire Understanding. This Letter of Intent embodies the entire understanding of the parties with respect to the Restructuring contemplated hereby and supersedes all prior written or oral commitments, arrangements or understandings with respect thereto.

          Please indicate your agreement with the foregoing by signing a copy of
this letter and returning it to the Company via facsimile no.               ;
                                                              -------------
Attention:             .
           ------------

                                      Very truly yours,

                                      P-COM, INC.


                                      By /s/ Leighton J. Stephenson
                                        ----------------------------------------
                                      Name: Leighton J. Stephenson
                                      Title: Chief Financial Officer

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                               HOLDER COUNTERPART
                                       to
                   Letter of Intent dated as of April   , 2002
                                                      --

Accepted and agreed to as of
the date first above written:

NAME OF BENEFICIAL NOTEHOLDER:

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By
  ----------------------------
Name:
Title:
Principal Amount of Notes Beneficially Held: $
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